FOR INTERNAL USE ONLY

                QUESTIONS AND ANSWERS ABOUT PROPOSED CHANGES TO
                       PIONEER LIMITED MATURITY BOND FUND


A supplement to the prospectus for Limited Maturity Bond Fund dated June 1, 2001 is mailing to shareholders of the fund on June 8, 2001. The supplement is accompanied by a cover letter from Theresa Hamacher. A Dealer Advisory is mailing as well.

--------------------------------------------------------------------------------
Here are the major points covered in the shareholder communications:

THE FUND TRUSTEES APPROVED A TAX-FREE REORGANIZATION (SOMETIMES REFERRED TO AS A "MERGER") OF THE FUND INTO PIONEER BOND FUND PENDING APPROVAL OF LIMITED MATURITY BOND FUND SHAREHOLDERS LATER THIS SUMMER.

THE FUND WILL CLOSE TO NEW INVESTORS ON JUNE 29, 2001.

THE FUND'S CHECK WRITING PRIVILEGE WILL BE DISCONTINUED ON JUNE 29, 2001.
--------------------------------------------------------------------------------

Q:    What is a tax-free reorganization?

A: If approved by the Limited Maturity Bond Fund (LMBF) shareowners later this summer, the assets of the fund would transfer to Pioneer Bond Fund and shareowners of LMBF would have their assets converted into Pioneer Bond Fund shares. This is treated as a non-taxable event.

Q: How will shareowners give their approval to this reorganization? When would it become effective?

A: A proxy statement/prospectus will be to shareowners this summer. The shareowner meeting is scheduled to be held in September 2001, with the reorganization expected on or as soon as possible after September 28, 2001.

Q:    Why is the check writing privilege being discontinued?

A: Pioneer Bond Fund does not offer check-writing privileges and there are no plans to offer any at the current time. Investors that enjoy the check-writing feature may wish to consider using Pioneer Cash Reserves, our money market fund, for their check writing needs. You would need to establish a new account in Cash Reserves and have new check writing checks issued to you.

      As an alternative to check writing, investors in Pioneer Bond Fund may have pre-authorized fund redemptions sent directly to their personal bank accounts (electronic funds transfer). It's easy to call toll-free and request an amount up to $100,000 per day to be safely and quickly transmitted for deposit to your bank account. You must complete an Account Options Form to have this option set up on your account.

      Keep in mind that check-writing services for Limited Maturity Bond Fund terminate on June 29, 2001. [WE WILL HAVE A TWO-WEEK GRACE PERIOD UNTIL JULY 16TH TO ALLOW CHECKS TO CLEAR THE BANK - A SEPARATE LETTER WILL MAIL TO SHAREOWNERS WITH CHECK WRITING PRIVILEGES THE WEEK OF JUNE 18TH.]

Q: What are the differences in the investment policies of LMBF and Pioneer Bond Fund?

A: The investment objectives of both Funds are generally similar - the following table (also in the prospectus supplement) gives you a comparison. The proxy statement/prospectus you'll receive later this summer will contain greater detail on investment policies and other issues.

    ------------------------------------------------------- -----------------------------------------------------
    Limited Maturity Bond Fund                              Bond Fund
    ------------------------------------------------------- -----------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------
    A high level of current income consistent with a        To provide current income from an investment grade
    relatively high level of principal stability.           portfolio with due regard to preservation of
                                                            capital and prudent investment risk. The fund also
                                                            seeks a relatively stable level of dividends; however,
                                                            the level of dividends will be maintained only if
                                                            consistent with preserving the investment grade
                                                            quality of the fund's portfolio.
    ------------------------------------------------------- -----------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------
    Invests at least 90% of its assets in U.S. government   Invests at least 80% of its assets in debt
    securities or debt securities that are rated            securities issued or guaranteed by the U.S.
    investment grade at the time of purchase or cash and    government or its agencies and instrumentalities,
    cash equivalents.                                       debt securities of corporate and other issuers,
                                                            rated at least investment grade at the time of
                                                            investment, or cash and cash equivalents. The
                                                            fund may also invest up to 20% of its total assets
                                                            in below investment grade securities.
    ------------------------------------------------------- -----------------------------------------------------
    ------------------------------------------------------- -----------------------------------------------------
    The average life of the fund's portfolio will be in     May invest in securities with a broad range of
    the 1 to 5 year range and the average life of any       maturities and maintains an average portfolio
    single issue will be no greater than ten years.         maturity which varies based upon the judgment of
                                                            Pioneer.
    ------------------------------------------------------- -----------------------------------------------------

Q: For Class A shares, there is a different front-end sales charge on LMBF that is lower than the A shares sales charge for Bond Fund. What happens after the merger occurs?

A: Shareowners of LMBF - Class A will become shareowners of Bond Fund - Class A after the tax-free reorganization takes place on or after September 28, 2001. Purchases made after the merger will incur the sales charge schedule for Bond Fund.

                             SALES CHARGES - CLASS A

    ------------------------------------------------- --------------------------------- -------------------------
    Amount of Purchase                                Limited Maturity Bond                    Bond Fund
    ------------------------------------------------- --------------------------------- -------------------------
    ------------------------------------------------- --------------------------------- -------------------------
    Less than $100,000                                             2.50%                         4.50%
    ------------------------------------------------- --------------------------------- -------------------------
    ------------------------------------------------- --------------------------------- -------------------------
    $100,000 but less than $250,000                                2.00%                         3.50%
    ------------------------------------------------- --------------------------------- -------------------------
    ------------------------------------------------- --------------------------------- -------------------------
    $250,000 but less than $500,000                                1.50%                         2.50%
    ------------------------------------------------- --------------------------------- -------------------------
    ------------------------------------------------- --------------------------------- -------------------------
    $500,000 but less than $1 million                              1.00%                         2.00%
    ------------------------------------------------- --------------------------------- -------------------------
    ------------------------------------------------- --------------------------------- -------------------------
    $1 million or more                                              -0-                           -0-
    ------------------------------------------------- --------------------------------- -------------------------

Q: For Class B shares, there is a different contingent deferred sales charge (CDSC) schedule on LMBF compared to Bond Fund. What happens after the merger occurs?

A: Shareowners of LMBF - Class B will maintain the original aging schedule of the shares purchased prior to the merger of the two funds. After the tax-free reorganization takes place, new investments into Bond Fund will be made under the Bond Fund CDSC schedule.

SALES CHARGES - CLASS B

      Limited Maturity Bond
    ------------ ------------------
      # Years     % Sales charge
    ------------ ------------------
    ------------ ------------------
         1               2
    ------------ ------------------
    ------------ ------------------
         2               2
    ------------ ------------------
    ------------ ------------------
         3               1
    ------------ ------------------
    ------------ ------------------
         4              -0-
    ------------ ------------------

      Bond Fund
    ------------ ------------------
      # Years     % Sales charge
    ------------ ------------------
    ------------ ------------------
         1               4
    ------------ ------------------
    ------------ ------------------
         2               4
    ------------ ------------------
    ------------ ------------------
         3               3
    ------------ ------------------
    ------------ ------------------
         4               3
    ------------ ------------------
    ------------ ------------------
         5               2
    ------------ ------------------
    ------------ ------------------
         6               1
    ------------ ------------------
    ------------ ------------------
        7+              -0-
    ------------ ------------------

Q:    Do I need to take any action now?

A: No - shareowners are not being asked to do anything with regards to the proposed reorganization. We do encourage investors to talk with their investment professional if you have questions. If you wish to exchange your LMBF account to another Pioneer fund, you may do this at any time. Please keep in mind that exchanges for non-retirement accounts will have tax implications. Again, talk with your investment professional before making your decision.



(C)   Pioneer Funds Distributor, Inc.
      Underwriter of Pioneer Mutual Funds
      60 State Street
      Boston, MA  02109